-1- AMENDMENT NO. 2 TO THE LIMITED LIABILITY COMPANY AGREEMENT OF AT UMBRELLA LLC July 22, 2026 This Amendment No. 2 (the “Amendment”) to the Limited Liability Company Agreement of AT Umbrella LLC, a Delaware limited liability company (the “Company”), dated as of December 16, 2025 and as amended (the “Agreement”), is entered into by the undersigned Members of the Company effective as of the date first written above (the “Effective Date”). All capitalized terms used but not defined herein have the respective meanings ascribed to such terms in the Agreement. RECITALS WHEREAS, pursuant to Section 13.09(a) of the Agreement, the Agreement may be amended with the written consent of Members constituting a majority in interest of all Members, which majority must include Aggregator (the “Requisite Majority”); and WHEREAS, the undersigned Members, constituting the Requisite Majority, desire to amend the Agreement as provided herein. NOW, THEREFORE, BE IT RESOLVED, that the Agreement is hereby amended as follows: 1. Amendment to Section 1.01(a). The defined term “Permitted Exchange” in Section 1.01(a) of the Agreement is hereby amended and restated in its entirety to read as follows (with additions to the prior version of Section 1.01(a) indicated in blue text and deletions indicated in struckthrough red text): “Permitted Exchange” means an Exchange of Class X Umbrella Units or LTIP Units by an a Redeeming Member or LTIP Exchanging Member, respectively, except as otherwise prohibited or restricted by (i) this Agreement, (ii) any underwriter lock-up agreement applicable to such Member, or (iii) any admissions agreement, purchase agreement, or other applicable agreement by and between the Exchanging Member and the Company, Pubco, or Aggregator; provided, that the Managing Member may require a Redeeming Member to enter into a lock-up agreement in connection with any public offering of Pubco’s equity securities pursuant to an effective registration statement filed under the Securities Act and as a condition of the Permitted Exchange thereof. 2. Amendment to Section 10.01(e). Section 10.01(e) of the Agreement is hereby amended and restated in its entirety to read as follows (with additions to the prior version of Section 10.01(e) indicated in blue text and deletions indicated in struckthrough red text): (e) The Managing Member may adopt reasonable procedures, guidelines, and practices consistent with the terms and conditions of this Agreement for communicating the Redemption Date, the implementation of the Redemption and Exchange provisions set forth in this Article X, including procedures for the giving of a Redemption Notice. Additionally, the Managing Member may require that the Redeeming Member be subject to lock-up restrictions with the Managing Member providing that such Redeeming Member shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any shares of Class A Common Stock acquired pursuant to the Exchange without the prior written consent of the Managing Member. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following Docusign Envelope ID: 8FDE7A3B-688E-89F0-81D4-AA83380B77E7

-2- the date of the final prospectus relating to any such offering as may be requested by the Managing Member, but in no event shall such period exceed 90 days. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the outstanding Class A Common Stock without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Class A Common Stock subject to the Market Stand-Off shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Managing Member or its transfer agent may impose stop-transfer instructions with respect to the Class A Common Stock acquired pursuant to the Exchange until the end of the applicable stand-off period. This Market Stand-Off shall not apply to Class A Common Stock registered in the applicable public offering under the Securities Act. Except as otherwise provided herein (including, without limitation, the Market Stand-Off described in this Section 10.01(e)), none of such procedures shall be adopted with the principal purpose of restricting or otherwise impairing in any material respect the Members’ rights to consummate Exchanges. MISCELLANEOUS 3. Conflict. Except as specifically amended hereby, the Agreement shall continue in full force and effect. The Managing Member may adopt a restatement of the Agreement and execute and file all necessary certificates or other documents, in each case to reflect the amendments made hereunder. 4. Governing Law. This Amendment shall be governed by and construed under the laws of the State of Delaware without regard to the conflict of law principles thereof. 5. Execution and Filing of Documents. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. For the avoidance of doubt a party’s execution and delivery of this Amendment by electronic signature and electronic transmission (jointly, an “Electronic Signature”), including via DocuSign or other similar method, shall constitute the execution and delivery of a counterpart of this Amendment by or on behalf of such party and shall bind such party to the terms of this Amendment. The parties hereto agree that this Amendment and any additional information incidental hereto may be maintained as electronic records. Any party executing and delivering this Amendment by Electronic Signature further agrees to take any and all reasonable additional actions, if any, evidencing such party’s intent to be bound by the terms of this Amendment, as may be reasonably requested by any other party hereto. 6. Severability. The invalidity or unenforceability of any one or more provisions of this Agreement shall not affect the other provisions, and this Amendment shall be construed in as if any such invalid or unenforceable provision(s) were omitted. [Remainder of Page Intentionally Left Blank] Docusign Envelope ID: 8FDE7A3B-688E-89F0-81D4-AA83380B77E7

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the Effective Date. MEMBERS: ANDERSEN GROUP INC. By: Name: Mark Vorsatz Title: Authorized Person ANDERSEN AGGREGATOR LLC By: Name: Mark Vorsatz Title: Authorized Person Docusign Envelope ID: 8FDE7A3B-688E-89F0-81D4-AA83380B77E7